OMB APPROVAL
OMB Number: 3235-0060
Expires: April 30, 2009
Estimated average burden
hours per response.........5.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 1, 2008

Strategic Gaming Investments, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2580 Anthem Village Rd., Henderson, NV		89052
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(702) 399-9777

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1 of 4

SECTION 4 — MATTERS RELATED TO aCCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

In a letter dated November 30, 2007, Reeves, Evans, McBride & Zhang, LLP (the “Former Accountant”) resigned as the auditors for Strategic Gaming Investments, Inc (the “Company”), effective November 30, 2007.

The reports of the Former Accounting Firm, Reeves, Evans, McBride & Zhang, LLP on the financial statements of the Company for each of the two most recent fiscal years ended, December 31, 2006 and December 31, 2005, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years, except as noted by Reeves, Evans, McBride & Zhang, LLP’s opinion in its report on the Company’s financial statements expressed substantial doubt with respect to the Company’s ability to continue as a going concern for the last two fiscal years.

During the Company’s two recent fiscal years and the subsequent interim periods through the date of resignation, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B except for the following:

During the Company’s two most recent fiscal years through the date of resignation, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Reeves, Evans, McBride & Zhang, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for those periods.

The Board of Director’s has agreed to accept the resignation of Reeves, Evans, McBride & Zhang, LLP, and has engaged the accounting firm, Larry O’Donnell CPA, PC. (New Accountant) to become the Company’s independent auditing firm for the Company effective as of January 4, 2008, to provide independent auditing services beginning with the year-end audit for calendar year ending December 31, 2007.

In making the selection of the New Accountant, the Company’s management and board of directors reviewed auditor independence issues and the absence of any pre-existing business or commercial relationship with the New Accountant and concluded that there are no such relationships that would impair the independence of the New Accountant.

During the two fiscal years ended December 31, 2007 and December 31, 2006 and through January 4, 2008, the Company did not consult with Larry O’Donnell CPA, PC. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) or Regulation S-B.

The Company has requested the Former Accounting Firm, Reeves, Evans, McBride & Zhang, LLP, to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

2 of 4

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01              Financial Statements and Exhibits.

(a)	Exhibits.

(i)      Consent Letter of Reeves, Evans, McBride & Zhang, LLP.

3 of 4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Gaming Investments, Inc.
(Registrant)

Date: February 1, 2008
	By:	/s/ Lawrence S. Schroeder
Lawrence S. Schroeder
	Its:	Chief Executive Officer, President and Chairman

4 of 4